Microsoft Word 11.0.5604;SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 25, 2005


                        STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       0-14938                   54-1272589
     --------                       -------                   ----------
(State or other                   (Commission                (IRS Employer
  jurisdiction of                  File Number)           Identification No.)
  incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                    24168
---------------------------------------------------                    -----
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (276) 627-2000
                                                    --------------


-------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02     Results of Operations and Financial Condition


         On April 25, 2005, the Registrant issued a press release (the "Press Release") announcing first quarter 2005 operating results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01     Financial Statements and Exhibits


Exhibit 99.1 - Press  release by Stanley  Furniture  Company,  Inc. on April 25,
               2005.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         STANLEY FURNITURE COMPANY, INC.

   April 25, 2005                              By: /s/Jeffrey R. Scheffer
   --------------                              ------------------------------
       Date                                    Jeffrey R. Scheffer
                                               President and Chief Executive
                                               Officer